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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 22, 1999
                        (Date of earliest event reported)


                               CENTEX CORPORATION
             (Exact name of Registrant as specified in its charter)

         Nevada                      1-6776                      75-0778259
(State of Incorporation)      (Commission File No.)           (I.R.S. Employer
                                                             Identification No.)

      2728 N. Harwood Street
           Dallas, Texas                                           75201
(Address of principal executive offices)                         (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 981-5000

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Item 5.  Other Events.

         On July 22, 1999, Centex Corporation, a Nevada corporation (the "Corporation"), announced its first quarter net earnings for the quarter ended June 30, 1999. A copy of the Corporation's press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

         Exhibit No.       Description

            99.1           Press Release dated July 22, 1999.


                                        2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CENTEX CORPORATION



August 9, 1999                         By: /s/ RAYMOND G. SMERGE
                                           -------------------------------------
                                           Raymond G. Smerge
                                           Executive Vice President, Chief Legal
                                           Officer and Secretary



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                                INDEX TO EXHIBITS


EXHIBIT NO.       DESCRIPTION
-----------       -----------
   99.1           Press Release dated July 22, 1999.